PARAMETRIC DIVIDEND INCOME FUND
Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information each dated July 1, 2024
as may be supplemented and/or revised from time to time

The Board of Trustees of Eaton Vance Mutual Fund Trust, on behalf of Parametric Dividend Income Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about July 21, 2025 (the “Liquidation Date”). Effective as of the close of business on July 14, 2025, shares of the Fund will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of a Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to July 14, 2025, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call Eaton Vance Shareholder Services at 1-800-336-3025.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANCIAL INTERMEDIARY.

If you own Fund shares in an account maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund. If you are invested in a qualified account (such as an individual retirement account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

June 13, 2025	48618-00 06.13.25